SECURITY AGREEMENT

      SECURITY AGREEMENT, dated as of April 1, 2005 (as amended from time to time, this "Security Agreement") among FIND/SVP, Inc., a New York corporation (the "Borrower"), each of the Subsidiaries of the Borrower from time to time party hereto (each such Subsidiary, individually, a "Guarantor" and, collectively, the "Guarantors"; the Guarantors and the Borrower are referred to herein individually as a "Grantor" and collectively as the "Grantors") and FLEET NATIONAL BANK, a Bank of America company (the "Bank").

      Reference is made to the Credit Agreement, dated as of March 31, 2005 (as amended, supplemented, restated or otherwise modified from time to time, the "Loan Agreement"), by and among the Borrower and the Bank.

      The Bank has agreed to make Loans to the Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Loan Agreement. Each of the Guarantors has agreed to guarantee, among other things, all the obligations of each Loan Party under the Loan Documents. The obligations of the Bank to make Loans are conditioned upon, among other things, the execution and delivery by the Grantors of an agreement in the form hereof to secure the Obligations.

      Accordingly, the Grantors and the Bank hereby agree as follows:

      Section 1. Definitions

            (a) Unless the context otherwise requires, capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Loan Agreement.

            (b) As used herein, the following terms shall have the following meanings:

            "Account Debtor": as defined in the Local UCC.

            "Accounts": as defined in the Local UCC.

            "Accounts Receivable": all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

            "Chattel Paper": as defined in the Local UCC.

            "Collateral": with respect to any Grantor, all personal property and fixtures of every kind and nature, wherever located, whether now owned or hereafter acquired or arising, and all Proceeds and products thereof, including, without limitation, all (i) Accounts Receivable, (ii) Equipment, (iii) General Intangibles, (iv) Inventory, (v) Instruments, (vi) Pledged Debt, (vii) Pledged Equity, (viii) Documents, (ix) Chattel Paper (whether tangible or electronic),
(x) Deposit Accounts, (xi) Letter of Credit Rights (whether or not the letter of credit is evidenced by a writing), (xii) Commercial Tort Claims, (xiii) Intellectual Property, (xiv) Supporting Obligations, (xv) any other contract rights or rights to the payment of money, (xvi) insurance claims and proceeds,
(xvii) tort claims and (xviii) unless otherwise agreed upon in writing by such Grantor and the Bank, other property owned or held by or on behalf of such Grantor that may be delivered to and held by the Bank pursuant to the terms hereof. Notwithstanding anything to the contrary in any Loan Document, for purposes hereof, the term "Collateral" shall not include any right under any General Intangible if the granting of a security interest therein or an assignment thereof would violate any applicable Laws or any enforceable provision of such General Intangible.

            "Commercial Tort Claims": as defined in the Local UCC.

            "Copyright License": any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or which such Grantor otherwise has the right to license, or granting any right to such Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

            "Copyrights": all of the following now owned or hereafter acquired by any Grantor: (i) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (ii) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule 6 to the Perfection Certificate.

            "Deposit Accounts": as defined in the Local UCC.

            "Documents": as defined in the Local UCC.

            "Equipment": as defined in the Local UCC, and shall include, without limitation, all equipment, furniture and furnishings, and all tangible personal property similar to any of the foregoing, including tools, parts and supplies of every kind and description, and all improvements, accessions or appurtenances thereto, that are now or hereafter owned by any Grantor.

            "Equity Interests": with respect to (i) a corporation, the capital stock thereof, (ii) a partnership, any partnership interest therein, including all rights of a partner in such partnership, whether arising under the partnership agreement of such partnership or otherwise, (iii) a limited liability company, any membership interest therein, including all rights of a member of such limited liability company, whether arising under the limited liability company agreement of such limited liability company or otherwise, (iv) any other firm, association, trust, business enterprise or other entity that is similar to any other Person listed in clauses (i), (ii) and (iii), and this clause (iv), of this definition, any equity interest therein or any other interest therein that entitles the holder thereof to share in the net assets, revenue, income, earnings or losses thereof or to vote or otherwise participate in any election of one or more members of the managing body thereof and (vi) all warrants and options in respect of any of the foregoing and all other securities that are convertible or exchangeable therefor.

            "General Intangibles": as defined in the Local UCC, and shall include, without limitation, all corporate or other business records and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all software, writings, plans, specifications and schematics, all, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, interest rate protection agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims, guarantees, and with respect to Accounts Receivable and Pledged Debt, all claims, security interests or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts Receivable or payment by the relevant obligor of any of the Pledged Debt.

            "Instruments": all promissory notes and all other instruments as defined in Article 9 (and not Article 3) of the Local UCC.

            "Intellectual Property": all intellectual and similar property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Trademarks, Licenses, trade secrets, confidential or proprietary technical and business information, customer lists, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

            "Inventory": as defined in the Local UCC, and shall include, without limitation, all goods of any Grantor, whether now owned or hereafter acquired, held for sale or lease, or furnished or to be furnished by any Grantor under contracts of service, or consumed in any Grantor's business, including raw materials, intermediates, work in process, packaging materials, finished goods, semi-finished inventory, scrap inventory, manufacturing supplies and spare parts, and all such goods that have been returned to or repossessed by or on behalf of any Grantor.

            "Letter of Credit Rights": as defined in the Local UCC.

            "License": any Patent License, Trademark License, Copyright License or other license or sublicense to which any Grantor is a party, including those listed on Schedule 6 to the Perfection Certificate.

            "Local UCC": the UCC as in effect in the State of New York on the date hereof and as amended hereafter.

            "Material Intellectual Property" means Intellectual Property owned by or licensed to a Grantor and deemed material by the Bank in its judgment to the conduct of the business of the Borrower or any of its Subsidiaries.

            "Patent License": any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

            "Patents": all of the following now owned or hereafter acquired by any Grantor: (i) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on
Schedule 6 to the Perfection Certificate, and (ii) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use or sell the inventions disclosed or claimed therein.

            "Perfection Certificate": a certificate of the Borrower and its Subsidiaries in the form of Annex 1 hereto completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Responsible Officer of the Borrower.

            "Pledged Debt": all right, title and interest of any Grantor to the payment of any loan, advance or other debt of every kind and nature (other than Accounts Receivable and General Intangibles), whether due or to become due, whether or not it has been earned by performance, and whether now or hereafter acquired or arising in the future.

            "Pledged Equity": with respect to any Grantor, all right, title and interest of such Grantor in any Equity Interests, whether now or hereafter acquired or arising in the future except as explicitly excluded per Schedule I-D hereto..

            "Pledged Securities": the Pledged Debt, the Pledged Equity and all notes, chattel paper, instruments, certificates, files, records, ledger sheets and documents covering, evidencing, representing or relating to any of the foregoing, in each case whether now existing or owned or hereafter arising or acquired.

            "Proceeds": as defined in the Local UCC, and shall include, without limitation, any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property that constitutes Collateral and any and all other amounts from time to time paid or payable under or in connection with the Collateral, including (i) any claim of any Grantor against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) past, present or future infringement or dilution of any Intellectual Property now or hereafter owned by any Grantor, or licensed under any license, (ii) subject to Section 6, all rights and privileges with respect to, and all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, any of the Pledged Securities and (iii) any and all other amounts from time to time paid or payable under or in connection with the Collateral.

            "Security Interest": as defined in Section 2(a).

            "Supporting Obligations": as defined in the Local UCC.

            "Trademark License": any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

            "Trademarks": all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office, any State of the United States or any similar offices in any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule 6 to the Perfection Certificate, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

            "UCC": with respect to any jurisdiction, the Uniform Commercial Code as from time to time in effect in such jurisdiction.

            (c) The principles of construction specified in Section 1.02 of the Loan Agreement shall be applicable to this Security Agreement.

      Section 2. Grant of Security Interest; No Assumption of Liability

            (a) As security for the payment or performance, as applicable, in full of the Obligations, each of the Grantors hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Bank, and hereby grants to the Bank a security interest in, all of the right, title and interest of such Grantor in, to and under the Collateral (the "Security Interest"). Without limiting the foregoing, the Bank is hereby authorized to file one or more financing statements, continuation statements, recordation or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each of the Grantors, without the signature of any Grantor, and naming any Grantor or the Grantors, as applicable, as debtors and the Bank as secured party.

            (b) The Security Interest is granted as security only and shall not subject the Bank to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

      Section 3. Delivery of the Collateral

            Each of the Grantors agrees promptly upon the request of the Bank to deliver or cause to be delivered to the Bank any and all notes, Chattel Paper, instruments, certificates, files, records, ledger sheets and documents covering, evidencing, representing or relating to any of the Collateral, or any other amount that becomes payable under or in connection with any Collateral, owned or held by or on behalf of such Grantor, in each case accompanied by (i) in the case of any notes, chattel paper, instruments or stock certificates, stock powers duly executed in blank or other instruments of transfer satisfactory to the Bank and such other instruments and documents as the Bank may reasonably request and (ii) in all other cases, proper instruments of assignment duly executed by such Grantor and such other instruments or documents as the Bank may reasonably request. Upon the written request of the Bank each Grantor will cause any Pledged Debt owed or owing to such Grantor by any Person to be evidenced by a duly executed promissory note that is pledged and delivered to the Bank pursuant to the terms hereof.

      Section 4. Representations and Warranties

            Each of the Grantors, jointly with the others and severally, represents and warrants to the Bank that:

            (a) Such Grantor has good and valid rights in and title to the Collateral and has full power and authority to grant to the Bank the Security Interest in the Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Security Agreement, without the consent or approval of any other Person other than any consent or approval which has been obtained.

            (b) The Perfection Certificate, to the extent it relates to such Grantor or any of its Collateral or other property, has been duly prepared, completed and executed and the information set forth therein is correct and complete as of the effective date of the Security Agreement..

            (c) The Security Interest constitutes (i) a legal and valid Lien on and security interest in all of the Collateral securing the payment and performance of the Obligations, (ii) subject to (A) filing Uniform Commercial Code financing statements, or other appropriate filings, recordings or registrations containing a description of the Collateral owned or held by or on behalf of such Grantor (including, without limitation, a counterpart or copy of this Security Agreement) in each applicable governmental, municipal or other office and (B) the delivery to the Bank of any instruments or certificated securities included in such Collateral, a perfected security interest in such Collateral to the extent that a security interest may be perfected by filing, recording or registering a financing statement or analogous document, or by the Bank's taking possession, in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the UCC or other applicable law in such jurisdictions and (iii) subject to the receipt and recording of this Agreement or other appropriate instruments or certificates with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, a security interest that shall be perfected in all Collateral consisting of Intellectual Property in which a security interest may be perfected by a filing or recordation with the United States Patent and Trademark Office or the United States Copyright Office, as applicable.

            (d) The Security Interest is and shall be prior to any other Lien on any of the Collateral owned or held by or on behalf of such Grantor other than Liens expressly permitted pursuant to the Loan Documents. The Collateral owned or held by or on behalf of such Grantor is so owned or held by it free and clear of any Lien, except for Liens expressly permitted pursuant to the Loan Documents.

            (e) With respect to each Account Receivable (i) no transaction giving rise to such Account Receivable violated or will violate any applicable federal, state or local law, rule or ordinance, the violation of which could reasonably be expected to have a Material Adverse Effect, or materially adversely affect the ability of such Grantor to perform its obligations under the Loan Documents to which it is a party, (ii) such Account Receivable is not subject to terms prohibiting the assignment thereof or requiring notice or consent to such assignment, except for notices and consents that have been obtained and (iii) such Account Receivable represents a bona fide transaction which requires no further act on such Grantor's part to make such Account Receivable payable by the Account Debtor with respect thereto, and such Account Receivable is not subject to any offsets or deductions and does not represent any consignment sales, guaranteed sale, sale or return or other similar understanding or any obligation of any Affiliate of such Grantor.

            (f) With respect to all Inventory: (i) such Inventory is located on the premises set forth in the Perfection Certificate, or is Inventory in transit for sale in the ordinary course of business, (ii) no such Inventory is subject to any Lien other than Liens permitted by the Loan Agreement, and (iii) except as permitted hereby or by the Loan Agreement, no such Inventory is on consignment or is now stored or shall be stored any time after the Effective Date with a bailee, warehouseman or similar Person.

            (g) Schedules I-A, I-B and I-C accurately set forth all of the Material Intellectual Property of the Grantors as of the date of this Agreement and one or more of the Grantors has rights to such Intellectual Property.

      Section 5. Covenants

            (a) Each of the Grantors shall provide the Bank with not less than 15 Business Days prior written notice of any change (i) in its legal name, (ii) in its jurisdiction of organization or formation, (iii) in the location of its chief executive office or principal place of business, (iv) in its identity or legal or organizational structure or (v) in its organization identification number or its Federal Taxpayer Identification Number and shall execute and deliver to the Bank such instruments, agreements and documents as the Bank shall reasonably request so that the Bank may make all filings under the UCC or otherwise that are required in order for the Bank to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral (subject only to Liens expressly permitted to be prior to the Security Interest pursuant to the Loan Documents). Each Grantor shall promptly notify the Bank if any material portion of the Collateral owned or held by or on behalf of such Grantor is damaged or destroyed.

            (b) Each of the Grantors shall maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned or held by it or on its behalf as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which it is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of such Collateral, and, at such time or times as the Bank may reasonably request, promptly to prepare and deliver to the Bank copies of such records as duly certified by an officer of such Grantor and/or a duly certified schedule or schedules in form and detail satisfactory to the Bank showing the identity and amount of any and all such Collateral.

            (c) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to the Loan Agreement, the Borrower shall deliver to the Bank a certificate executed by an authorized representative of the Borrower, (i) setting forth the information required pursuant to Sections 1, 2(a), 4 and 5 of the Perfection Certificate or confirming that there has been no change which is material in the judgment of the Bank in such information since the date of the Perfection Certificate or the date of the most recent certificate delivered pursuant to this paragraph and
(ii) certifying that the Borrower and the Guarantors are in compliance in all material respects in the judgment of the Bank with all of the terms of this Security Agreement.

            (d) Each of the Grantors shall, at its own cost and expense, take any and all actions reasonably necessary to defend title to the Collateral owned or held by it or on its behalf against all Persons and to defend the Security Interest in such Collateral and the priority thereof against any Lien not expressly permitted pursuant to the Loan Documents.

            (e) Each of the Grantors shall, at its own expense, execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Bank may from time to time reasonably request to preserve, protect and perfect the Security Interest granted by it and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with its execution and delivery of this Security Agreement, the granting by it of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith.

            (f) The Bank and such persons as the Bank may reasonably designate shall have the right, at the cost and expense of the Grantors, and upon reasonable prior notice, at reasonable times and during normal business hours, to inspect all of its records (and to make extracts and copies from such records), to discuss its affairs with its officers and independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral owned or held by it or on its behalf, including, in the case of Accounts, Pledged Debt or Collateral in the possession of any third person, by contacting Account Debtors, obligors or the third person possessing such Collateral for the purpose of making such a verification.

            (g) Each of the Grantors shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and such Grantor shall, jointly with the others and severally, indemnify and hold harmless the Bank from and against any and all liability for such performance.

            (h) None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Collateral owned or held by it or on its behalf, or shall grant any other Lien in respect of such Collateral, except as expressly permitted by the Loan Documents. Except for the Security Interest, no Grantor shall make or permit to be made any transfer of such Collateral, and each Grantor shall remain at all times in possession of such Collateral and shall remain the direct owner, beneficially and of record, except that prior to the occurrence and during the continuance of an Event of Default, the Grantors may use and dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Security Agreement, the Loan Agreement or any other Loan Document.

            (i) None of the Grantors will, without the Bank's prior written consent, grant any extension of the time of payment of any Accounts Receivable, compromise, compound or settle the same for less than the full amount thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged.

            (j) The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with the requirements of the Loan Agreement, which insurance shall be against all risks customarily insured against by most companies of comparable size in the industry in which each Grantor operates. The Grantors shall not modify any such insurance or reduce amounts payable thereunder without the prior written consent of the Bank. All policies covering such insurance (i) shall contain a standard loss payable clause and shall name the Bank as additional insured and loss payee in respect of each claim relating to the Collateral and resulting in a payment thereunder and (ii) shall be indorsed to provide, in respect of the interests of the Bank, that (A) the Bank shall be an additional insured, (B) 30 days' prior written notice of any cancellation thereof shall be given to the Bank and (C) in the event that any Grantor at any time or times shall fail to pay any premium in whole or part relating thereto, the Bank may, in its sole discretion, pay such premium. Each Grantor irrevocably makes, constitutes and appoints the Bank (and all officers, employees or agents designated by the Bank) as such Grantor's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Bank may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Bank deems advisable. All sums disbursed by the Bank in connection with this paragraph, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Bank and shall be additional Obligations secured hereby.

            (k) Upon the occurrence of an Event of Default, each Grantor shall legend its Accounts Receivable, its Pledged Debt and its books, records and documents evidencing or pertaining thereto with an appropriate reference to the fact that such Accounts Receivable have been assigned to the Bank and that the Bank has a security interest therein.

            (l) Each Grantor shall: (i) not (and shall cause each of its licensees not to) do any act, or omit to do any act, whereby any Patent that is material to the conduct of such Grantor's business may become invalidated or dedicated to the public; (ii) (and shall cause each of its licensees to) continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws; (iii) for each Trademark material to the conduct of such Grantor's business, (A) maintain (and shall cause each of its licensees to maintain) such Trademark in full force free from any claim of abandonment or invalidity for non-use, (B) maintain (and shall cause each of its licensees to maintain) the quality of products and services offered under such Trademark, (C) display (and shall cause each of its licensees to display) such Trademark with notice of federal or foreign registration to the extent necessary and sufficient to establish and preserve its rights under applicable law and (D) not knowingly use or knowingly permit the use of such Trademark in violation of any third party valid and legal rights; (iv) for each work covered by a Copyright material to the conduct of such Grantor's business, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws; (v) notify the Bank promptly if it knows or has reason to know that any Intellectual Property material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor's ownership of any Intellectual Property, its right to register the same, or to keep and maintain the same; (vi) promptly inform the Bank in the event that it shall, either itself or through any agent, employee, licensee or designee, file an application for any Intellectual Property (or for the registration of any Trademark or copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, and, execute and deliver any and all agreements, instruments, documents and papers as the Bank may request to evidence the Bank's security interest in such Patent, Trademark or Copyright, and each Grantor hereby appoints the Bank as its attorney-in-fact to execute and file upon the occurrence and during the continuance of an Event of Default such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable; and (vii) take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of such Grantor's business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties. In the event that any Grantor has reason to believe that any Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Grantor's business has been or is about to be infringed, misappropriated or diluted by a third party, such Grantor promptly shall notify the Bank and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral. Upon and during the continuance of an Event of Default, each Grantor shall use its best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all of such Grantor's right, title and interest thereunder to the Bank or its designee.

      Section 6. Certain Rights as to the Collateral; Attorney-In-Fact

            (a) So long as no Event of Default shall have occurred and be continuing:

                  (i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Security Agreement and the other Loan Documents, provided, that such Grantor shall not exercise or refrain from exercising any such right without the prior written consent of the Bank if such action or inaction would have a material adverse effect on the value of the Collateral, or any part thereof, or the validity, priority or perfection of the security interests granted hereby or the remedies of the Bank hereunder.

                  (ii) Each Grantor shall be entitled to receive and retain any and all dividends, principal, interest and other distributions paid in respect of the Collateral to the extent not prohibited by this Security Agreement or the other Loan Documents, provided, that any and all (A) dividends, principal, interest and other distributions paid or payable other than in cash in respect of, and instruments (other than checks in payment of cash dividends) and other property received, receivable or otherwise distributed in respect of, or in exchange for, Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Collateral, shall be, and shall forthwith be delivered to the Bank to be held as, Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Bank, be segregated from the other property of such Grantor, and be forthwith delivered to the Bank as Collateral in the same form as so received (with any necessary endorsement or assignment).

                  (iii) The Bank shall execute and deliver (or cause to be executed and delivered) to the Grantors, at the Grantors' expense) all such proxies and other instruments as the Grantors may reasonably request for the purpose of enabling the Grantors to exercise the voting and other rights which it is entitled to exercise pursuant to clause (i) above and to receive the dividends, principal or interest payments, or other distributions which it is authorized to receive and retain pursuant to clause (ii) above.

            (b) Upon the  occurrence  and during the  continuance of an Event of
Default:

                  (i) All rights of each Grantor to (A) exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) shall, upon notice to such Grantor by the Bank, cease and (B) receive the dividends, principal and interest payments and other distributions which it would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Bank, which shall thereupon have the right, but not the obligation, to exercise such consensual rights and to receive and hold as Collateral such dividends, principal or interest payments and distributions.

                  (ii) All dividends, principal and interest payments and other distributions which are received by any Grantor contrary to the provisions of
Section 6(b)(i) shall be received in trust for the benefit of the Bank, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Bank as Collateral in the same form as so received (with any necessary endorsement).

            (c) In the event that all or any part of the securities or instruments constituting the Collateral are lost, destroyed or wrongfully taken while such securities or instruments are in the possession of the Bank, the Grantors shall cause the delivery of new securities or instruments in place of the lost, destroyed or wrongfully taken securities or instruments upon request therefor by the Bank without the necessity of any indemnity bond or other security other than the Bank's agreement or indemnity therefor customary for security agreements similar to this Security Agreement.and in form reasonably acceptable to the issuer.

            (d) Each Grantor hereby irrevocably appoints the Bank such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time at any time when an Event of Default exists, in the Bank's discretion, to take any action and to execute any instrument which the Bank may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation:

                  (i) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral, and to receive, indorse, and collect any drafts or other chattel paper, instruments and documents in connection therewith,

                  (ii) to file any claims or take any action or institute any proceedings which the Bank may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Bank with respect to any of the Collateral, and

                  (iii) to receive, indorse and collect all instruments made payable to such Grantor representing any dividend, principal payment, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same. The powers granted to the Bank under this Section constitute a power coupled with an interest which shall be irrevocable by such Grantor and shall survive until all of the Obligations have been indefeasibly paid in full in cash.

            (e) If any Grantor fails to perform any agreement contained herein, the Bank may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Bank incurred in connection therewith shall be payable by the Grantors under Section 9.

            (f) The powers conferred on the Bank hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Bank shall have no duty as to any Collateral. The Bank shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Bank accords its own property.

      Section 7. Remedies upon Default

            (a) Upon the occurrence and during the continuance of an Event of Default, each of the Grantors shall deliver each item of Collateral to the Bank on demand, and the Bank shall have in any jurisdiction in which enforcement hereof is sought, in addition to any other rights and remedies, the rights and remedies of a secured party under the Local UCC or the UCC of any jurisdiction in which the Collateral is located, including, without limitation, the right, with or without legal process (to the extent permitted by law) and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass (to the extent permitted by law) to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral (and for that purpose the Bank may, so far as the Grantors can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the Collateral therefrom) and, generally, to exercise any and all rights afforded to a secured party under the UCC or other applicable law. Without limiting the generality of the foregoing, each of the Grantors agrees that the Bank shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Bank shall deem appropriate. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each of the Grantors hereby waives (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal which such Grantor or now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

            (b) Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank shall give to the Borrower at least five Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. Each Grantor hereby acknowledges that five Business Days prior written notice of such sale or sales shall be reasonable notice. Each Grantor hereby waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Bank's rights hereunder, including, without limitation, the right of the Bank following an Event of Default to take immediate possession of the Collateral and to exercise the Bank's rights with respect thereto.

            (c) Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Bank may fix and state in the notice (if any) of such sale. At any such public or private sale, the Collateral, or any portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Bank may (in its sole and absolute discretion) determine. The Bank shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Bank may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Bank until the sale price is paid by the purchaser or purchasers thereof, but the Bank shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section, the Bank may bid for or purchase, free from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to the Bank from any Grantor as a credit against the purchase price, and the Bank may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, (i) a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, (ii) the Bank shall be free to carry out such sale pursuant to such agreement and (iii) none of the Grantors shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Bank shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Bank may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

            (d) Any sale pursuant to the provisions of this Section 7 shall be deemed to conform to commercially reasonable standards as provided in Section 9-610 of the Local UCC or the UCC of any other jurisdiction in which Collateral is located or any other requirement of applicable law. Without limiting the foregoing, each Grantor agrees and acknowledges that, to the extent that applicable law imposes duties on the Bank to exercise remedies in a commercially reasonable manner, it shall be commercially reasonable for the Bank to do any or all of the following: (i) fail to incur expenses deemed significant by the Bank to prepare Collateral for disposition or otherwise to complete raw materials or work in process into finished goods or other finished products for disposition;
(ii) fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) fail to exercise collection remedies against Account Debtors or other persons obligated on Collateral or to remove Liens on any Collateral, (iv) exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) contact other Persons, whether or not in the same business as the Grantors, for expressions of interest in acquiring all or any portion of the Collateral, (vii) hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) dispose of Collateral utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have a reasonable capability of doing so, or that match buyers and sellers of assets, (ix) disclaim dispositions of warranties, (x) purchase (or fail to purchase) insurance or credit enhancements to insure the Bank against risk of loss, collection or disposition of Collateral or to provide to the Bank a guaranteed return from the collection or disposition of Collateral, or (xi) to the extent deemed appropriate by the Bank, obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Bank in the collection or disposition of any of the Collateral. Nothing in this Section 7 shall be construed to grant any rights to the Grantors or to impose any duties on the Bank that would not have been granted or imposed by this Security Agreement or applicable law in the absence of this Section 7 and the parties hereto acknowledge that the purpose of this Section 7 is to provide non-exhaustive indications of what actions or omissions by the Bank would be deemed commercially reasonable in the exercise by the Bank of remedies against the Collateral and that other actions or omissions by the Bank shall not be deemed commercially unreasonable solely on account of not being set forth in this Section 7.

            (e) For the purpose of enabling the Bank to exercise rights and remedies under this Section, each Grantor hereby grants to the Bank an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sub-license any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Bank shall be exercised, at the option of the Bank, upon the occurrence and during the continuation of an Event of Default; provided that any license, sub-license or other transaction entered into by the Bank in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default. Any royalties and other payments received by the Bank shall be applied in accordance with Section 8.

      Section 8. Application of Proceeds of Sale

            The Bank shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, first, to the payment of all costs and expenses incurred by the Bank in connection with such collection or sale or otherwise in connection with this Security Agreement, any other Loan Document or any of the Obligations, including all court costs and the reasonable fees and expenses of their respective agents and legal counsel, the repayment of all advances made by Bank hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document, second, to the payment in full of the Obligations, and third, to the Grantors, their respective successors or assigns, or as a court of competent jurisdiction may otherwise direct. The Bank shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Security Agreement. Upon any sale of the Collateral by the Bank
(including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Bank or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Bank or such officer or be answerable in any way for the misapplication thereof.

      Section 9. Reimbursement of the Bank

            (a) Each of the Grantors shall, jointly with the other Grantors and severally, pay upon demand to the Bank the amount of any and all reasonable expenses, including the reasonable fees, other charges and disbursements of counsel and of any experts or agents, that the Bank may incur in connection with
(i) the administration, including without limitation, amendments, modifications and waivers of this Security Agreement relating to such Grantor or any of its property, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral owned or held by or on behalf of such Grantor, (iii) the exercise, enforcement or protection of any of the rights of the Bank hereunder relating to such Grantor or any of its property or
(iv) the failure by such Grantor to perform or observe any of the provisions hereof.

            (b) Without limitation of its indemnification obligations under the other Loan Documents, each of the Grantors shall, jointly with the other Grantors and severally, indemnify the Bank and its directors, officers, employees, advisors, agents, successors and assigns (each an "Indemnitees") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, other charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery by such Grantor of this Security Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by such Grantor of its obligations under the Loan Documents and the other transactions contemplated thereby or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

            (c) Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section shall remain operative and in full force and effect regardless of the termination of this Security Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Security Agreement or any other Loan Document or any investigation made by or on behalf of the Bank. All amounts due under this Section shall be payable on written demand therefor and shall bear interest at the Post Default Rate.

      Section 10. Waivers; Amendment

            (a) No failure or delay of the Bank in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Bank hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Security Agreement or any other Loan Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Grantor in any case shall entitle such Grantor to any other or further notice or demand in similar or other circumstances.

            (b) Neither this Security Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into by, between or among the Bank, the Borrower and any other parties hereto with respect to which such waiver, amendment or modification is to apply..

      Section 11. Securities Laws; Registration Rights

            (a) In view of the position of the Grantors in relation to the Pledged Securities, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "Federal securities laws") with respect to any disposition of the Pledged Securities permitted hereunder. Each of the Grantors understands that compliance with the Federal securities laws might very strictly limit the course of conduct of the Bank if the Bank was to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Bank in any attempt to dispose of all or part of the Pledged Securities under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each of the Grantors recognizes that in light of such restrictions and limitations, the Bank may, with respect to any sale of the Pledged Securities, limit the purchasers to those who will agree, among other things, to acquire such Pledged Securities for their own account, for investment, and not with a view to the distribution or resale thereof. Each of the Grantors acknowledges and agrees that in light of such restrictions and limitations, the Bank, in its sole and absolute discretion (i) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Securities, or any part thereof, shall have been filed under the Federal securities laws and (ii) may approach and negotiate with a single potential purchaser to effect such sale. Each of the Grantors acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Bank shall incur no responsibility or liability to any Grantor, the Bank or any other Person for selling all or any part of the Pledged Securities at a price that the Bank, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Bank sells.

            (b) Each of the Grantors agrees that, upon the occurrence and during the continuance of an Event of Default, if for any reason the Bank desires to sell any of the Pledged Securities owned or held by or on behalf of such Grantor at a public sale, it will, at any time and from time to time, upon the written request of the Bank, use its best efforts to take or to cause the issuer of such Pledged Securities to take such action and prepare, distribute or file such documents, as are required or advisable in the reasonable opinion of counsel for the Bank to permit the public sale of such Pledged Securities. Each of the Grantors further agrees, jointly with the other Grantors and severally, to indemnify, defend and hold harmless the Bank, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expenses, costs of counsel (including reasonable fees and expenses of legal counsel), and claims (including the costs of investigation) that they may incur, insofar as such loss, liability, expense or claim, as applicable, relates to such Grantor or any of its property, and arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Grantor or the issuer of such Pledged Securities, as applicable, by the Bank expressly for use therein. Each of the Grantors further agrees, upon such written request referred to above, to use its best efforts to qualify, file or register, or cause the issuer of such Pledged Securities to qualify, file or register, any of the Pledged Securities owned or held by or on behalf of such Grantor under the Blue Sky or other securities laws of such states as may be requested by the Bank and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each of the Grantors will bear all costs and expenses of carrying out its obligations under this Section. Each of the Grantors acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section may be specifically enforced.

      Section 12. Security Interest Absolute

            All rights of the Bank hereunder, the Security Interest and all obligations of each of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Loan Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreement, any other Loan Document or any other agreement or instrument relating to any of the foregoing,
(c) any exchange, release or non-perfection of any Lien on any other collateral, or any release or amendment or waiver of, or consent under, or departure from, any guaranty, securing or guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or in respect of this Security Agreement or any other Loan Document other than the indefeasible payment of the Obligations in full in cash.

      Section 13. Notices

            All communications and notices hereunder shall be in writing and given as provided in Section 10.02 of the Loan Agreement. All communications and notices hereunder to any Grantor shall be given to it at the address for notices set forth on Schedule II.

      Section 14. Binding Effect; Several Agreement; Assignments

            Whenever in this Security Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor that are contained in this Security Agreement shall bind and inure to the benefit of each party hereto and its successors and assigns. This Security Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Bank and a counterpart hereof shall have been executed on behalf of the Bank, and thereafter shall be binding upon such Grantor, the Bank and their successors and assigns, and shall inure to the benefit of such Grantor, the Bank and their respective successors and assigns, except that none of the Grantors shall have the right to assign its rights or obligations hereunder or any interest herein or in the Collateral without the prior written consent of the Bank (and any such attempted assignment without such consent shall be void), except as expressly contemplated by this Security Agreement or the other Loan Documents. This Security Agreement shall be construed as a separate agreement with respect to each of the Grantors and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

      Section 15. Survival of Agreement; Severability

            (a) All covenants, agreements, representations and warranties made by the Grantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Security Agreement or any other Loan Document shall be considered to have been relied upon by the Bank and shall survive the execution and delivery of any Loan Documents and the making of any Loan or other extension of credit, regardless of any investigation made by the Bank or on their behalf and notwithstanding that Bank may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended under the Loan Agreement, and shall continue in full force and effect until this Security Agreement shall terminate.

            (b) In the event any one or more of the provisions contained in this Security Agreement or any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

      Section 16. GOVERNING LAW

            THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      Section 17. Counterparts

            This Security Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract (subject to Section 14), and shall become effective as provided in Section 14. Delivery of an executed counterpart of this Security Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Security Agreement.

      Section 18. Headings

            Section headings used herein are for convenience of reference only, are not part of this Security Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Security Agreement.

      Section 19. SUBMISSION TO JURISDICTION, SERVICE OF PROCESS

            EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 13. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE ;THE BORROWER IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE BANK, THE BANK MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE GRANTORS OR THEIR PROPERTIES IN THE COURTS OF ANY JURISDICTION.

            EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH GRANTOR HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

            EACH GRANTOR HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 13. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF THE BANK TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

      Section 20. WAIVER OF JURY TRIAL

            EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SECURITY AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE BANK OR ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK OR OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT, THE BANK AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ACCEPT OR ENTER INTO THIS SECURITY AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

      Section 21. Additional Grantors

            Upon execution and delivery after the date hereof by the Bank and a Subsidiary of an instrument in the form of Annex 2, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any Grantor hereunder. The rights and obligations of each of the Grantors hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Security Agreement.

      Section 22. LIMITATION OF LIABILITY

            EXCEPT AS PROHIBITED BY LAW, EACH GRANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH GRANTOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANK TO ACCEPT THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS AND TO EXTEND CREDIT TO THE BORROWER.

                  [remainder of page intentionally left blank]

      Section 23. Arbitration

                  (i) This paragraph concerns the resolution of any controversies or claims between the Grantors and the Bank, whether arising in contract, tort or by statute, including but not limited to controversies or claims that arise out of or relate to: (i) this Agreement (including any renewals, extensions or modifications); or (ii) any document related to this Agreement; (collectively a "Claim").

                  (ii) At the request of any Grantor or the Bank, any Claim shall be resolved by binding arbitration in accordance with the Federal Arbitration Act (Title 9, U. S. Code) (the "Act"). The Act will apply even though this Agreement provides that it is governed by the law of a specified state.

                  (iii) Arbitration proceedings will be determined in accordance with the Act, the applicable rules and procedures for the arbitration of disputes of JAMS or any successor thereof ("JAMS"), and the terms of this paragraph. In the event of any inconsistency, the terms of this paragraph shall control.

                  (iv) The arbitration shall be administered by JAMS and conducted in the State of New York. All Claims shall be determined by one arbitrator; however, if Claims exceed $5,000,000, upon the request of any party, the Claims shall be decided by three arbitrators. All arbitration hearings shall commence within 90 days of the demand for arbitration and close within 90 days of commencement and the award of the arbitrator(s) shall be issued within 30 days of the close of the hearing. However, the arbitrator(s), upon a showing of good cause, may extend the commencement of the hearing for up to an additional 60 days. The arbitrator(s) shall provide a concise written statement of reasons for the award. The arbitration award may be submitted to any court having jurisdiction to be confirmed and enforced.

                  (v) The arbitrator(s) will have the authority to decide whether any Claim is barred by the statute of limitations and, if so, to dismiss the arbitration on that basis. For purposes of the application of the statute of limitations, the service on JAMS under applicable JAMS rules of a notice of Claim is the equivalent of the filing of a lawsuit. Any dispute concerning this arbitration provision or whether a Claim is arbitrable shall be determined by the arbitrator(s). The arbitrator(s) shall have the power to award legal fees pursuant to the terms of this Agreement.

                  (vi) This paragraph does not limit the right of the Grantor or the Bank to: (i) exercise self-help remedies, such as but not limited to, setoff and repossession; (ii) initiate judicial or nonjudicial foreclosure against any real or personal property collateral; (iii) exercise any judicial or power of sale rights, or (iv) act in a court of law to obtain an interim remedy, such as but not limited to, injunctive relief, writ of possession or appointment of a receiver, or additional or supplementary remedies.

                  (vii) The filing of a court action is not intended to constitute a waiver of the right of any Grantor or the Bank, including the suing party, thereafter to require submittal of the Claim to arbitration.

            IN WITNESS WHEREOF, the parties hereto have duly executed this Security Agreement as of the day and year first above written.


FIND/SVP, INC.


By: /s/ Peter Stone
    -------------------------------------------
    Name: Peter Stone
    Title: Chief Financial Officer, Senior Vice
           President, Secretary and Treasurer


ATLANTIC RESEARCH & CONSULTING, INC.


    By: /s/ Peter Stone
    -------------------------------------------
    Name: Peter Stone
    Title: Vice President and Assistant Secretary


SIGNIA PARTNERS INCORPORATED


    By: /s/ Peter Stone
    -------------------------------------------
    Name: Peter Stone
    Title: Vice President and Assistant Secretary


TTECH ACQUISITION CORP.


    By: /s/ Peter Stone
    -------------------------------------------
    Name: Peter Stone
    Title: Vice President and Assistant Secretary

GUIDELINE RESEARCH CORP.


    By: /s/ Peter Stone
    -------------------------------------------
    Name: Peter Stone
    Title: Vice President and Assistant Secretary


GUIDELINE/CHICAGO, INC.


    By: /s/ Peter Stone
    -------------------------------------------
    Name: Peter Stone
    Title: Vice President and Assistant Secretary


ADVANCED ANALYTICS, INC.


By: /s/ Peter Stone
    -------------------------------------------
Name: Peter Stone
Title: Vice President and Assistant Secretary


TABLINE DATA SERVICES, INC.


By: /s/ Peter Stone
    -------------------------------------------
Name: Peter Stone
Title: Vice President and Assistant Secretary


FLEET NATIONAL BANK, a Bank of
America company


By:/s/ Theodore Janeczko
    -------------------------------------------
Name: Theodore Janeczko
Title:   Vice President